VALUE OF CHARTER PARTY CONTRACTS - Movement in Unfavorable Charter Party Contracts (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Mar. 31, 2015
Increase (Decrease) In Unfavorable Charter Party Contracts [Roll Forward]
Opening balance	$ 5,470	$ 6,144	$ 0
Acquired as a result of the Merger	0	0	7,543
Amortization charge	672	674	1,399
Total	4,798	5,470	6,144
Less: current portion	(672)	(672)	(674)	$ (1,567)
Non-current portion	$ 4,126	$ 4,798	$ 5,470	$ 5,976